COLLEGE RETIREMENT EQUITIES FUND

Corrective Filing

          The sole purpose of this filing is to notify the Securities and Exchange Commission and EDGAR system users of an incorrect filing for the College Retirement Equities Fund (“CREF”). Please disregard the Form 497 filing made on August 25, 2005 (SEC Accession No. 0000930413-05-006111) for CREF. The information in this filing contains information about another registered investment company and does not relate to CREF.